Subsequent events	6 Months Ended
Feb. 29, 2024
Subsequent events
Subsequent events

25. Subsequent events

During the months of March and April 2024, the Company issued a total of 64,303 Voting Common Shares to third parties in exchange of services provided to the Company.

On April 3, 2024, the Company signed a letter of intent with EB Strategies Inc. for the sale of 100% of the share capital of EB Rental, Ltd. for US$1 million on a cash-free debt-free basis. The transaction is expected to close within three weeks from the date of the letter of intent. EB Strategies Inc. is a related party whose controlling shareholder is a member of management of the Company’s boat rental operation. The Company will continue to own and operate its boat rental operations in Ventura, California and Palm Beach, Florida as this transaction is for the sale of its boat rental operation in Newport Beach, California only.